LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MAY 23, 2013

TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

Effective as of June 1, 2013, the following information supplements and replaces any information to the contrary in the Statement of Additional Information that appears in the section titled “Management” for each of the funds listed in Schedule A:

R. Jay Gerken retired as a Trustee and officer effective May 31, 2013, and Kenneth D. Fuller became a Trustee and officer effective June 1, 2013.

The business address of each Trustee (including each Trustee of the fund who is not an “interested person” of the fund (an “Independent Trustee”)) is c/o Kenneth D. Fuller, 100 International Drive, Baltimore, Maryland 21202.

Information pertaining to Mr. Fuller is set forth below:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Kenneth D. Fuller Born 1958	Trustee, President, and Chief Executive Officer	Since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (formerly a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)	151	None

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trustees, except for Mr. Fuller, previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the predecessor fund. Mr. Fuller was selected to join the Board based upon his investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities and another investment advisory firm. The Board also considered his character and integrity, his willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee, the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and his status as a representative of Legg Mason.

Mr. Fuller is an interested person of the fund. Independent Trustees constitute more than 75% of the Board.

As an interested person of the fund, Mr. Fuller does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

As of March 31, 2013, Mr. Fuller did not own any securities in the fund (except for ClearBridge Appreciation Fund, ClearBridge Equity Income Fund, ClearBridge Mid Cap Core Fund and ClearBridge Large Cap Value Fund in which he held $10,001 – $50,000 in each of the respective funds and ClearBridge Small Cap Growth Fund in which he held $1 – $10,000) and the aggregate dollar range of securities he owned in other investment companies in the fund complex supervised by the Trustees was over $100,000.

The following paragraph is added to the Statement of Additional Information that appears in the section titled “Investment Management and Other Services – Distributor” for each of the funds listed in Schedule A:

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Please retain this supplement for future reference.

SCHEDULE A

LEGG MASON PARTNERS EQUITY TRUST	Date of Prospectus
ClearBridge Aggressive Growth Fund	December 28, 2012
ClearBridge All Cap Value Fund	February 1, 2013
ClearBridge Appreciation Fund	March 1, 2013
ClearBridge Equity Fund	March 1, 2013
ClearBridge Equity Income Fund	May 1, 2013
ClearBridge International All Cap Opportunity Fund	March 1, 2013
ClearBridge International Small Cap Opportunity Fund	February 1, 2013
ClearBridge Large Cap Growth Fund	March 31, 2013
ClearBridge Large Cap Value Fund	March 1, 2013
ClearBridge Mid Cap Core Fund	March 1, 2013
ClearBridge Mid Cap Growth Fund	March 1, 2013
ClearBridge Select Fund	November 30, 2012
ClearBridge Small Cap Growth Fund	March 1, 2013
Legg Mason Batterymarch Global Equity Fund	March 1, 2013
Legg Mason Batterymarch Managed Volatility Global Dividend Fund	February 28, 2013
Legg Mason Batterymarch Managed Volatility International Dividend Fund	February 28, 2013
Legg Mason Batterymarch S&P 500 Index Fund	February 1, 2013
Legg Mason Batterymarch U.S. Large Cap Equity Fund	March 31, 2013
Legg Mason Capital Management All Cap Fund	September 1, 2012
Legg Mason Dynamic Multi-Strategy Fund	June 27, 2012
Legg Mason Esemplia Emerging Markets Long-Short Fund	March 1, 2013
Legg Mason Investment Counsel Financial Services Fund	August 1, 2012
Legg Mason Investment Counsel Social Awareness Fund	May 31, 2012
Legg Mason Lifestyle Allocation 30%	May 31, 2012
Legg Mason Lifestyle Allocation 50%	May 31, 2012
Legg Mason Lifestyle Allocation 70%	May 31, 2012
Legg Mason Lifestyle Allocation 85%	May 31, 2012
Legg Mason Target Retirement 2015	May 31, 2012
Legg Mason Target Retirement 2020	May 31, 2012
Legg Mason Target Retirement 2025	May 31, 2012
Legg Mason Target Retirement 2030	May 31, 2012
Legg Mason Target Retirement 2035	May 31, 2012
Legg Mason Target Retirement 2040	May 31, 2012
Legg Mason Target Retirement 2045	May 31, 2012
Legg Mason Target Retirement 2050	May 31, 2012
Legg Mason Target Retirement Fund	May 31, 2012
Permal Tactical Allocation Fund	May 1, 2013

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	Date of Prospectus
ClearBridge Variable Aggressive Growth Portfolio	May 1, 2013
ClearBridge Variable All Cap Value Portfolio	May 1, 2013
ClearBridge Variable Appreciation Portfolio	May 1, 2013
ClearBridge Variable Equity Income Portfolio	May 1, 2013
ClearBridge Variable Large Cap Growth Portfolio	May 1, 2013
ClearBridge Variable Large Cap Value Portfolio	May 1, 2013
ClearBridge Variable Mid Cap Core Portfolio	May 1, 2013
ClearBridge Variable Small Cap Growth Portfolio	May 1, 2013
Legg Mason Dynamic Multi-Strategy VIT Portfolio	May 1, 2013
Legg Mason Investment Counsel Variable Social Awareness Portfolio	May 1, 2013
Legg Mason Variable Lifestyle Allocation 50%	May 1, 2013
Legg Mason Variable Lifestyle Allocation 70%	May 1, 2013
Legg Mason Variable Lifestyle Allocation 85%	May 1, 2013

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